UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) May 14, 2012


                                GURU HEALTH INC.
             (Exact name of registrant as specified in its charter)

           Nevada                       000-54522                27-1833279
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)

     #10 - 1019 17th SW, Calgary, AB                               T2T 0A7
(Address of principal executive offices)                         (Zip Code)

       Registrant's telephone number, including area code (403) 612-4130

                                       n/a
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 14, 2012, Guru Health Inc. (the "Company", "we", "us") received resignations from Vanessa Gillis and Jessica Bradshaw. Vanessa Gillis resigned as president and chief executive officer of the Company. Jessica Bradshaw resigned as secretary, treasurer and chief financial officer of the Company Ms. Gillis' and Ms. Bradshaw's resignations were not the result of any disagreements with the Company regarding its operations, policies, practices or otherwise.

Concurrently with the resignations, we appointed Matthew Christopherson as president, chief executive officer, secretary, treasurer and chief financial officer, effective May 14, 2012. We also increased the number of directors on the Company's board of directors to three (3) and appointed Mr. Christopherson to fill the ensuing vacancy.

Also effective May 14, 2012, we accepted the resignations of Vanessa Gillis and Jessica Bradshaw as members to the Company's board of directors and decreased the number of directors on its board to one (1).

MATTHEW CHRISTOPHERSON

Mr. Christopherson is a co-founder of Sweet Life Stevia, a company focused on large-scale stevia plantation development in Indonesia and is also a founder of Peruana de Cacao, an agricultural company dedicated to producing and refining organic chocolate.

Since November 2006, he has been a principal of MC Promotion Consulting, wherein he has focused his attention to work alongside start-up companies in shaping their business and in helping to raise capital.

We appointed Matthew Christopherson as an officer and a director of the Company because of he has an extensive network of international contacts and his ability to raise capital.

Our board of directors consists solely of Matthew Christopherson. There have been no other transactions since the beginning of our last fiscal year or any currently proposed transactions, in which we are, or plan to be, a participant and the amount involved exceeds $120,000 or one percent of the average of our total assets at year end for the last two completed fiscal years, and in which any related persons had or will have a direct or indirect material interest.

There are no family relationships between any of the directors and officers described in the preceding disclosure.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GURU HEALTH INC.


/s/ Matthew Christopherson
----------------------------------
Matthew Christopherson
President and Director

Date: May 15, 2012

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